                                                                    EXHIBIT 10.4

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                            AMERICAN XTAL TECHNOLOGY

        1. PURPOSES OF THE PLAN

           The purposes of the 1997 Employee Stock Purchase Plan (the "Plan") of AMERICAN XTAL TECHNOLOGY, a California corporation (the "Company"), are to encourage selected employees to continue employment with the Company, to improve operations, and increase profits of the Company and to increase the interest in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

        2. ELIGIBLE PERSONS

           Every person who at the date of grant of a stock purchase right ("Stock Purchase Right") is a full time employee of the Company or of any affiliate (as defined below) of the Company is eligible to receive a Stock Purchase Right under this plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "employee" includes an officer or director who is an employee, of the Company.

        3. STOCK SUBJECT TO THIS PLAN

           Subject to the provisions of Section 6.1 of the Plan, the total number of shares of stock which may be issued under Stock Purchase Rights granted pursuant to this Plan shall not exceed 67,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

        4. ADMINISTRATION

           4.1 General. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, by a committee (the "Committee") of at least two Board members to which Administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

           4.2 Public Company. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist of Board members who are "Non-Employee Directors" as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

           4.3 Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Stock Purchase Rights; (ii) to determine the fair market value of the Common Stock subject to Stock Purchase Rights; (iii) to determine the exercise price of Stock Purchase Rights granted; (iv) to determine the person to whom, and the time or times at which, Stock Purchase Rights shall be granted, and the number of shares subject to each Stock Purchase Right (v) to interpret this Plan; (vi) to prescribe, amend and



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rescind rules and regulations relating to this plan; (vii) to determine the terms and provisions of each Stock Purchase Right granted; (viii) with the consent of the holder, to modify or amend any Stock Purchase Right; (ix) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of a Stock Purchase Right; (x) to make all other determinations deemed necessary or advisable for the administration of this Plan. The administrator (A) may delegate to one or more officers of this Company the authority to grant Stock Purchase Rights in an amount not exceed 10,000 shares of Common Stock to persons other than "executive officers" as defined in the Exchange Act and the rules and regulations thereunder, to determine the fair market value of Common Stock subject to such Stock Purchase Rights, and to determine the exercise price of such Stock Purchase Rights granted and (B) may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

           4.4 Interpretation by Administrator. All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

           4.5 Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent a transaction under this Plan or action by the Administrator fails to so comply, it shall, to the extent deemed advisable by the Administrator be modified to comply with Rule 16b-3. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under
Section 16 of the Exchange Act.

        5. GRANTING OF STOCK PURCHASE RIGHTS; STOCK PURCHASE AGREEMENT

           5.1 No Stock Purchase Right shall be granted under this Plan after one year from the date of adoption of this Plan by the Board.

           5.2 Each Stock Purchase Right shall be evidenced by a written Stock Purchase Agreement in a form satisfactory to the Company, setting forth the terms, conditions and restrictions relating to the offer, including the number of shares of Common Stock which such person shall be entitled to purchase. Such Stock Purchase Agreement shall be delivered to the holder at the time of the grant of the Stock Purchase Right.

           5.3 The offeree shall have six months, or such other period as determined by the Administrator, from the date upon which the grant was approved to accept the offer to purchase the shares of Common Stock subject to the Stock Purchase Right. Acceptance of the offer shall be evidenced by execution of the Stock Purchase Agreement by the holder and the Company and payment of the purchase price pursuant to Section 6.5 below.



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        6. TERMS AND CONDITIONS OF OPTIONS

           Each Stock Purchase Right granted under this Plan shall be subject to the terms and conditions set forth in this Section 6.

           6.1 Changes in Capital. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Stock Purchase Right outstanding under this Plan and (b) the exercise price of each outstanding Stock Purchase Right; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

           6.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder at least 30 days prior to such proposed action. To the extent not previously exercised, all Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Stock Purchase Rights shall be assumed or equivalent rights shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). If such successor does not agree to assume the Stock Purchase Rights or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Stock Purchase Rights shall be fully exercisable for a period of thirty (30) days from the date notice is given under this Section 6.2 and shall terminate upon expiration of such 30-day period.

           6.3 Stock Purchase Rights Grant Date. The date of grant of a Stock Purchase Right under this Plan shall be the date as of which the Administrator approves the grant.

           6.4 Nonassignability of Stock Purchase Rights. No Stock Purchase Right granted under this Plan shall be assignable or otherwise transferable by the holder except by will or by the laws of descent and distribution. During the life of the holder, a Stock Purchase Right shall be exercisable only by the holder thereof.

           6.5 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time of the Stock Purchase Agreement is executed by the holder and proceeds of any payment shall constitute general funds of the Company.

           6.6 Termination of Employment. If for any reason other than death or disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Stock Purchase Rights held at the date of Termination may be exercised in whole or in part at any time within one (1) month of the date of such Termination, or such other period of not less than thirty (30) days after the date of such Termination as is specified by the Administrator, but in no event after the Stock Purchase Rights expire pursuant to



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Section 5.3. If an optionee dies or becomes disabled (within the meaning of
Section 22(c)(3) of the Code) while employed by the Company or an Affiliate or with the period that the Stock Purchase Rights remain exercisable after Termination, Stock Purchase Rights then held may be exercised, in whole or in part, by the holder, by the holder's personal representative or by the person to whom the Stock Purchase Right is transferred by devise or the laws of descent and distribution, at any time before the Stock Purchase Right expires pursuant to Section 5.3. For purposes of this Section 6.6, a holder's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the holder's rights to reemployment by the Company or any Affiliate is granted either contractually or by statute.

           6.7 Repurchase of Stock. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Stock Purchase Rights granted to an employee under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee whose employment relationship with the Company is terminated. Such right of repurchase either:

               (a) shall be at the Stock Purchase Right exercise price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Stock Purchase Right is granted (without regard to the date it is exercised), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days after such termination of employment (or in the case of securities issued upon exercise of Stock Purchase Rights after the date of termination, within 90 days after the date of exercise); or

               (b) shall be at the higher of the Stock Purchase Right exercise price of the fair market value (determined as set forth in Section 6.9) of the stock being purchased on the date of termination, and must be exercised for cash or cancellation of repurchase money indebtedness within 90 days after such termination of employment (or in the case of securities issued upon exercise of Stock Purchase Rights after the date of termination, within 90 days after the date of exercise) and such right shall terminate when the Company's securities become publicly traded.

               Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment by the Company terminates, not as of the date that any Stock Purchase Right granted to such employee is thereafter exercised.

           6.8 Withholding and Employment Taxes. At the time of exercise of a Stock Purchase Right or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the holder shall remit to the Company in cash any applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, a holder may elect to (i) tender to the Company previously owned shares of Common Stock which are acquired upon exercise of the Stock Purchase Right withheld by the Company as a result of the exercise of such Stock Purchase Right.


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           Any election pursuant to clause (i) above, where the holder is tendering Common Stock issued pursuant to the exercise of a Stock Purchase Right, shall require that such shares be held at least six months prior to the Tax Date.

           Any securities tendered or withheld in accordance with this Section
6.8 shall be valued by the Company as of the Tax Date.

           6.9 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

               (a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the values it to be determined (or if there are no sales for such date, the for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

               (b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend paying capacity, and other relevant facts, including the goodwill of the Company, the economic outlook in the Company's industry and its management, and the values of stock of other corporations in the same or a similar line of business.

           6.10 Exercise Price. The exercise price of a Stock Purchase Right shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than 85% of the fair market value (determined in accordance with Section 6.9) of the stock covered by the Stock Purchase Right at the time the Stock Purchase is granted except that the exercise price of any Stock Purchase Right granted to a person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate, shall in no event be less than 110% of such fair market value.

        7. MANNER OF EXERCISE

           7.1 A holder wishing to exercise a Stock Purchase Right shall deliver the executed Stock Purchase Agreement to the Company at is principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in
Section 6.6. The date the Company receives the executed



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Stock Purchase Agreement for exercise hereunder accompanied by payment of the exercise price will be considered as the date such Stock Purchase Right was exercised.

           7.2 Promptly after receipt of a Stock Purchase Agreement accompanied by payment, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Stock Purchase Right, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of stock. A holder or permitted transferee of a holder shall not have any privileges as a stockholder with respect to any shares of stock covered by the Stock Purchase Right until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

        8. EMPLOYMENT OR CONSULTING RELATIONSHIP

           Nothing in this Plan or any Stock Purchase Right granted thereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any holder's employment at any time, nor confer upon any holder any right to continue in the employ of the Company of any of its Affiliates.

        9. FINANCIAL INFORMATION

           The Company shall provide to each holder of Common Stock acquired upon exercise of Stock Purchase Rights granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

        10. CONDITIONS UPON ISSUANCE OF SHARES

            Shares of Common Stock shall not be issued pursuant to the exercise of a Stock Purchase Right unless the exercise of such Stock Purchase Right and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

        11. NONEXCLUSIVITY OF THE PLAN

            The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or rights other than under the Plan.

        12. MARKET STANDOFF

            Each holder, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Stock Purchase Rights during the 120-day period following the effective date of



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a registration statement of the Company filed under the Securities Act;
provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 120-day period. In addition, any certificate representing shares of Common Stock acquired upon exercise of a Stock Purchase Right shall bear the following legend:

        "The securities represented hereby are subject to restrictions or transfer for a period of 120 days following the effective date of a registration statement under the Securities Act of 1933 for an offering of the Company's securities as more fully provided in an agreement between the Company and the original purchaser of such securities."

        13. AMENDMENTS TO PLAN

            The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a holder, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Stock Purchase Rights. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless the Board concludes that stockholder approval is advisable.

        14. EFFECTIVE DATE OF PLAN

            This Plan shall become effective upon adoption by the Board provided, however, that any shares purchased upon exercise of Stock Purchase Rights shall be rescinded if written consent of the shareholders of the Company, or approval of shareholders of the Company, is not obtained within 12 months after adoption by the Board.

Approved by the Board of Directors on February 2, 1997.

Approved by the Shareholders on May 30, 1997.







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
                            AMERICAN XTAL TECHNOLOGY
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                            STOCK PURCHASE AGREEMENT


         (A) Name of Purchaser:
                                -------------------------------
         (B) Number of Shares:
                                -------------------------------
         (C) Exercise Price:
                             ----------------------------------
         (D) Purchase Price:
                             ----------------------------------
         (E) Date of Grant:
                            -----------------------------------
         (F) Expiration of Grant:
                                  -----------------------------

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the date set forth in Item G above (the "Effective Date") between AMERICAN XTAL TECHNOLOGY, a California corporation (the "Company"), and the person named in Item A above (the "Purchaser").

         THE PARTIES AGREE AS FOLLOWS:

         1. Purchase of Shares. Pursuant to the Company's 1997 Employee Stock Purchase Plan (the "Plan") under which the Purchaser was granted a Stock Purchase Right on the date set forth in Item E above, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, that number of shares (the "Plan Shares") of the Company's Common Stock (as defined in the Plan) set forth in Item B above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this agreement by reference.

         2. Purchase Price. Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price per share as set forth in Item C above (the "Exercise Price"), for a total purchase price as set forth in Item D above (the "Purchase Price").

         3. Payment. Purchaser shall pay the Purchase Price of the Plan Shares by delivery of cash or check for the full amount of the Purchase Price.

         4. Company's Repurchase Rights. The Plan Shares purchased hereunder shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase"). In the event the Purchaser's employment with the Company terminates, the Company may exercise such Right of Repurchase by giving notice within 90 days after such termination of employment. Pursuant to the Right of Repurchase, the Company may purchase the Plan Shares (either by payment of cash) for an amount equal to the higher of the price the Purchaser paid for such Plan Shares (exclusive of any taxes paid upon acquisition of the stock) or the value of Plan Shares on date of termination (determined as set forth in Section 6.9 of the Plan). The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Purchaser may not dispose of or transfer the Plan Shares while such shares are




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subject to the Right of Repurchase and any such attempted transfer shall be null and void. This Right of Repurchase shall terminate upon the closing of a registered public offering of the Company's securities.

         5. Company's Right of First Refusal Respecting Plan Shares.

            5.1. Right of First Refusal. In the event that Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such Plan Shares. If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price, and name and address of the bona-fide third party offeror. The Transfer Notice shall be signed both by Purchaser and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such Plan Shares. The Company may elect to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Purchaser within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 5.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of Plan Shares by gift or devise to the Purchaser's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Purchaser or any of the Purchaser's immediate family members), but does apply to any subsequent transfer of such Plan Shares by such immediate family members.

            5.2. Transfer of Plan Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company's Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 5.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms, other than price, as applicable under Section 5. 1, set forth the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid, and the Purchaser disagrees with the value determined by the Company, the Purchaser may request an independent appraisal by an appraiser acceptable to the Purchaser and the Company, the costs of such appraisal to be borne equally by the Purchaser and the Company. If, at the time of exercise of the right of first refusal, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the



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

repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

           5.3. Binding Effect of Right of First Refusal. The Company's Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

           5.4. Termination of Company's Right of First Refusal.
Notwithstanding anything in this Section 5, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections 5.1 through 5.3, after the earlier of (a) the closing of the Company's initial registered public offering to the public generally, or (b) the date ten years after the Date of the Grant specified in Item E above.

        6. Stock Certificate Restrictive Legends. Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

        7. Representations, Warranties, Covenants, and Acknowledgments of Purchaser. Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

           7.1. Investment. Purchaser is acquiring the Plan Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

           7.2. Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the Plan Shares.

           7.3. Relation of Company. Purchaser is presently an employee of the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

           7.4. Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the Plan Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

           7.5. Speculative Investment. Purchaser's investment in the Company represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

           7.6. Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Plan Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least one year after payment of cash for the Plan Shares and not then unless: (a) a public trading market then exists in the Company's Common Stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to reporting obligations of the Securities Exchange Act of 1934 (typically upon the effective date of an initial public offering).

           7.7. Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

           7.8. Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

        8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

        9. Damages. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

        10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

        11. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             American Xtal Technology
                             4311 Solar Way
                             Fremont, CA 94538
                             Attention: Controller

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.


                                        AMERICAN XTAL TECHNOLOGY


                                        By
                                           -------------------------------------

                                        Title
                                              ----------------------------------


        Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                        Purchaser
                                                  ------------------------------


        Purchaser's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.

                                        Purchaser's Spouse
                                                           ---------------------

Attachments

1997 Employee Stock Purchase Plan

Acknowledgment Regarding Election
Pursuant to Section 83(b)

Section 83(b) Election

                          ACKNOWLEDGMENT AND STATEMENT
                         OF DECISION REGARDING ELECTION
                          PURSUANT TO SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


        The undersigned (which term includes the undersigned's spouse), a purchaser of Shares of Common Stock of AMERICAN XTAL TECHNOLOGY (the "Company"), pursuant to stock purchase right granted under the Company's 1997 Employee Stock Purchase Plan (the "Plan"), hereby states as follows:

        1. The undersigned acknowledges receipt of a copy of a Stock Purchase Agreement by and between the undersigned and the Company (the "Agreement") effecting the purchase of shares, which the undersigned has carefully reviewed.

        2. The undersigned either [check as applicable]:

        ____(a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _________________________ whose business address is _____________________________, regarding the income tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws (including without limitation
Section 17122.7(b) of the California Revenue and Taxation Code, as amended (the "Rev. & Tax. Code") if applicable); or

        ____(b) has knowingly chosen not to consult a tax advisor.

        3. The undersigned hereby avers that, with respect to the purchase of shares, the undersigned [check as applicable]:

        ____(a) will make an election under Section 83(b) solely for purposes of
Section 56(b)(3) of the Code (and analogous state law, if any) relating to the Alternative Minimum Tax, and a "protective" election under Section 83(b) (and analogous state law, if any) for all other income tax purposes.

        ____(b) will not make an election under Section 83(b) of the Code (and analogous state law, if any) for any purpose.

        4. With respect to any election under Section 83(b) of the Code, "protective" or otherwise, indicated in paragraph (3) above, the undersigned herewith submits an executed copy of the appropriate form of election and acknowledges that copies thereof have been duly and timely filed with the appropriate offices of the Internal Revenue Service and applicable state taxing authorities and that the undersigned will attach a copy of the form of election to the undersigned's federal income tax return for the year of the purchase and, if required, to the undersigned's state income tax return(s) for the same period.

        5. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date: --------------------------------  ----------------------------------------
                                                     (Purchaser)


Date: --------------------------------  ----------------------------------------
                                                     (Purchaser)

                    ELECTION PURSUANT TO SECTION 83(B) OF THE
                 INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
           TRANSFERRED IN CONNECTION WITH THE PERFORMANCE OF SERVICES
                               -----------------

        The undersigned hereby makes the election, modified to the extent described in paragraph 9 below, authorized by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of Common Stock AMERICAN XTAL TECHNOLOGY (the "Company") described below acquired by the undersigned on the date shown below. To the extent permitted, this election shall also serve as election under analogous state law. As required by the Treasury Regulations under Section 83(b), the undersigned supplies herewith the following information:

        1. The undersigned's name and address are:

           Name:
                ---------------------------------------------------

           Address:
                   ------------------------------------------------

                   ------------------------------------------------

        2. The undersigned has taxpayer identification number

           _________________

        3. The property with respect to which this protective election is made consists of ____________ shares of Common Stock, no par value, of the Company.

        4. The date on which the above-described property was transferred to the undersigned was ______________, 19__.

        5. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

        6. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $__________ per share.

        7. The amount paid for the property by the undersigned was $____________ per share.

        8. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the undersigned's federal income tax return for the year to which this election relates.

        9. If the property was acquired by the exercise of an Incentive Stock Option within the meaning of Section 422 of the Code then, except in the event of a "disqualifying disposition " of the property, this election is protective only and does not constitute an agreement to report or include as income subject to federal income tax amounts which, but for this election, are not so reportable or includible.



Date:
     ---------------------------------  ----------------------------------------
                                                     (Purchaser)








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